Exhibit 99.1

GXO Receives UK Regulatory Clearance for
Acquisition of Clipper Logistics plc

U.K. Competition and Markets Authority completes review

Combination will accelerate GXO’s growth opportunities and enhance value for all stakeholders

GREENWICH, Conn., October 4, 2022 -- GXO Logistics, Inc. (NYSE: GXO), the world’s largest pure-play contract logistics provider, announced that it has received unconditional regulatory clearance from the U.K. Competition and Markets Authority (CMA) for its acquisition of Clipper Logistics plc (Clipper). On May 24, 2022, GXO completed its offer however both companies continued to be run independently pending completion of the regulatory review.

GXO Chief Executive Officer Malcolm Wilson said, “GXO and Clipper are both industry leaders and together, we’re even stronger. As one company, we expect to accelerate growth by expanding our geographic presence in key markets and verticals, bolstering our roster of blue-chip customers and enhancing the breadth of innovative warehouse capabilities we provide.”

Prior to the acquisition, GXO operated more than 900 facilities globally totaling approximately 200 million square feet with 120,000 team members. With Clipper, GXO gains more than 50 sites, 10 million square feet, 10,000 team members and adds geographic presence in Germany and Poland, in the life sciences sector as well as expertise in premium services, including reverse logistics and repairs, which are key growth areas for GXO.

Wilson added, “We share a commitment to ESG, providing an exceptional customer experience and harnessing technology to improve efficiency, productivity and employee safety. Being a great fit culturally will underpin our future success and make for a seamless integration.”

GXO expects to realize significant productivity opportunities and cost synergies within two years from transaction close. The integration process will begin promptly and progress through the latter part of the year while ensuring a successful holiday peak season for customers.

About GXO Logistics

GXO Logistics, Inc. (NYSE: GXO) is the world’s largest pure-play contract logistics provider and is benefiting from the rapid growth of ecommerce, automation and outsourcing. GXO is committed to providing a diverse, world-class workplace for more than 130,000 team members across more than 950 facilities totaling approximately 200 million square feet. The company partners with the world’s leading blue-chip companies to solve complex logistics challenges with technologically advanced supply chain and ecommerce solutions, at scale and with speed. GXO corporate headquarters is in Greenwich, Connecticut, USA. Visit GXO.com for more information and connect with GXO on LinkedIn, Twitter, Facebook, Instagram and YouTube.

GXO

Media

Matthew Schmidt (US)	+1 (203) 307 2809

Kat Kalinina (UK)	+44 7974 594 467

Investors
Mark Manduca	+1 203 585 8986

Rothschild & Co (Lead Financial Adviser to GXO)	+44 (0)20 7280 5000

Neil Thwaites

Alexander Mitteregger

Barclays (Joint Financial Adviser to GXO)	+44 (0)20 7623 2323

Philipp Gillmann

Akshay Majithia

Jon Bone (Corporate Broking)

Freshfields Bruckhaus Deringer LLP acted as legal adviser to GXO in connection with the acquisition. Wachtell Lipton Rosen & Katz acted as legal adviser to GXO in connection with debt finance aspects of the acquisition.

Cautionary Note Regarding Forward-Looking Statements

This release includes statements which are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the US Securities Act and Section 21E of the US Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including statements with respect to GXO’s growth opportunities following the acquisition as well as the productivity opportunities and cost synergies GXO expects from the acquisition. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “would,” “should,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by GXO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors GXO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in GXO’s filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; GXO’s ability to align its investments in capital assets, including equipment and warehouses, to their respective customers’ demands; GXO’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect GXO’s financial condition and results; GXO’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; GXO’s ability to raise debt and equity capital; litigation; labour matters, including GXO’s ability to manage its subcontractors, and risks associated with labour disputes at GXO’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for GXO’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to GXO’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the acquisition, and uncertainties regarding the acquisition, including the risk that the acquisition will not produce the desired benefits; a determination by a tax authority that the distribution or certain related transactions effected in connection with GXO’s spin-off from XPO Logistics, Inc. (the ‘separation’) should be treated as taxable transactions; and, the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed estimates. All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by GXO will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or its business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and GXO does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.